Exhibit 28 (n) 9 under Form N-1A
Exhibit 99 under Item 601/Reg. S-K

INSTITUTIONAL SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/31/11)

1.           SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of

(i)	with respect to money market funds, sales and shareholder servicing by financial intermediaries; and

(ii)	with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”);

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•
A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	An investor (including a natural person) who owned Shares as of December 31, 2008;
•
Without regard to the initial investment minimum, an investor who acquired Institutional Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and

•
Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.  In connection with this basic arrangement, Institutional Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Institutional Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Institutional Shares as described in Section 3 of the Plan

2.           CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:
Institutional Shares may be exchanged for Institutional Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Federated Liberty U.S. Government Money Market Trust and Class R Shares.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee

Federated Adjustable Rate Securities Fund	None	0.25%

Federated Asset Allocation Fund (formerly Federated Stock and Bond Fund)	None	None

Federated Equity Funds:
Federated Capital Appreciation Fund	None	None
Federated Clover Small Value Fund	None	None
Federated Clover Value Fund	None	None
Federated Global Equity Fund	None	None
Federated InterContinental Fund	None	None
Federated International Strategic Value Dividend Fund	None	None
Federated Kaufmann Large Cap Fund	None	None
Federated Market Opportunity Fund	None	None
Federated Mid Cap Growth Strategies Fund	None	None
Federated Prudent Bear Fund	None	None
Federated Strategic Value Dividend Fund	None	None

Federated Fixed Income Securities, Inc.:
Federated Municipal Ultrashort Fund	None	None
Federated Strategic Income Fund	None	None

Federated GNMA Trust	None	0.25%

Federated Income Securities Trust:
Federated Floating Rate Strategic Income Fund	None	None
Federated Unconstrained Bond Fund	None	None
Federated Intermediate Corporate Bond Fund	None	0.25%
Federated Muni and Stock Advantage Fund	None	None
Federated Prudent DollarBear Fund	None	None
Federated Real Return Bond Fund	None	0.25%
Federated Short-Term Income Fund	None	0.25%
Federated Income Trust	None	0.25%

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee

Federated Index Trust:
Federated Max-Cap Index Fund	None	0.25%

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund	None	None
Federated Intermediate Government/Corporate Fund	None	None

Federated Intermediate Government Fund, Inc.	None	None

Federated Investment Series Fund, Inc.
Federated Bond Fund	None	None

Federated MDT Series:
Federated MDT All Cap Core Fund	None	None
Federated MDT Balanced Fund	None	None
Federated MDT Large Cap Growth Fund	None	None
Federated MDT Small Cap Core Fund	None	None
Federated MDT Small Cap Growth Fund	None	None

Federated MDT Stock Trust	None	None

Federated Short-Intermediate Duration Municipal Trust	None	0.25%

Federated Total Return Government Bond Fund	None	None

Federated Total Return Series, Inc.:
Federated Mortgage Fund	None	0.25%
Federated Total Return Bond Fund	None	None
Federated Ultrashort Bond Fund	None	0.25%

Federated U.S. Government Securities Fund: 1-3 Years	None	0.25%

Federated U.S. Government Securities Fund: 2-5 Years	None	0.25%

Federated World Investment Series, Inc.
Federated International Leaders Fund	None	None
Federated International Small-Mid Company Fund	None	None

Intermediate Municipal Trust:
Federated Intermediate Municipal Trust	None	0.25%

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee

Money Market Obligations Trust:
Federated California Municipal Cash Trust	None	0.25%
Federated Florida Municipal Cash Trust	0.25%	0.25%
Federated Government Obligations Fund	None	0.25%
Federated Government Obligations Tax-Managed Fund	None	0.25%
Federated Michigan Municipal Cash Trust	None	0.25%
Federated Minnesota Municipal Cash Trust	None	0.25%
Federated Municipal Obligations Fund	None	0.25%
Federated New Jersey Municipal Cash Trust	None	0.25%
Federated New York Municipal Cash Trust	None	0.25%
Federated Ohio Municipal Cash Trust	None	0.25%
Federated Pennsylvania Municipal Cash Trust	None	0.25%
Federated Prime Cash Obligations Fund	None	0.25%
Federated Prime Management Obligations Fund	None	0.25%
Federated Prime Obligations Fund	None	0.25%
Federated Prime Value Obligations Fund	None	0.25%
Federated Tax-Free Obligations Fund	None	0.25%
Federated Treasury Obligations Fund	None	0.25%
Federated U.S. Treasury Cash Reserves	None	0.25%
Federated Virginia Municipal Cash Trust	None	0.25%

CLASS R SHARES EXHIBIT
(FORMERLY, CLASS K SHARES)
TO
MULTIPLE CLASS PLAN
(REVISED 1/31/11)

1.           SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class R Shares will consist of:

(i)           Excepting Federated Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan recordkeepers; and

(ii)            with respect to the Federated Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class R Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class R Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class R Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Redemption Fee	As set forth in the attached Schedule.
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class R Shares as described in Section 3 of the Multiple Class Plan

2.           CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class R Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:
With respect to the Kaufmann Fund, shareholders who are former shareholders of the Kaufmann Fund, Inc. and their immediate family members or shareholders who have purchased shares through the financial intermediary relationships that existed for the Kaufmann Fund may exchange their Class R Shares for Class A Shares of any other fund. Investors who are eligible to purchase Class R Shares (e.g. 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and IRA rollovers from such plans, directly or through financial intermediaries) may exchange their Class R Shares into Class R Shares of any other Fund.  A Grandfathered Shareholder may exchange into Class R Shares of another Fund only if such shareholder is an eligible investor in the Class R Shares of that Fund.
With respect to the other funds, Class R Shares may be exchanged for Class R Shares, including the Kaufmann Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.           REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class R Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to Class R Shares redeemed or exchange by employer-sponsored retirement plans.

SCHEDULE OF FUNDS
OFFERING CLASS R SHARES

The Funds set forth on this Schedule each offer Class R Shares on the terms set forth in the Class R Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Services Fee	Redemption Fee

Federated Asset Allocation Fund (formerly Federated Stock and Bond Fund)	0.50%	None	None

Federated Equity Funds:
Federated Capital Appreciation Fund	0.50%	None	None
Federated Clover Value Fund	0.50%	None	None
Federated InterContinental Fund	0.50%	None	2% on shares redeemed or exchanged within 30 days of purchase
Federated Kaufmann Fund	0.50%	0.25%	0.20%
Federated Kaufmann Large Cap Fund	0.50%	None	None
Federated Kaufmann Small Cap Fund	0.50%	None	None
Federated Mid-Cap Growth Strategies Fund	0.50%	None	None

Federated Index Trust:
Federated Max-Cap Index Fund	0.50%	None	None

Federated MDT Series:
Federated MDT All Cap Core Fund	0.50%	None	None
Federated MDT Balanced Fund	0.50%	None	None

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund	0.50%	None	None

Federated U.S. Government Securities Fund: 2-5 Years	0.50%	None	None

Money Market Obligations Trust:
Federated Automated Cash Management Trust	0.50%	None	None

CLASS F SHARES* EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/31/10)

1.           SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load (“dealer reallowance”). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales.  In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis.  In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class F Shares
Sales Load	Up to 100 basis points (1.00%) of the public offering price
Contingent Deferred Sales Charge ("CDSC")	Up to 100 basis points (1.00%) of the share price at the time of original purchase or redemption, whichever is lower
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class F Shares as described in Section 3 of the Plan

2.           CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privileges:	Class F Shares may be exchanged for Class F Shares of any other Fund.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.  Exchanges to any other Class shall be treated as a redemption and purchase.

* Formerly Fortress Class of Shares

3.           EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

(a)	(A) BASIC SALES LOAD SCHEDULE *

Purchase Amount:	Sales Charge as Percentage of Offering Price	Sales Charge as a Percentage of NAV
Less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%

(b)	(B) CDSC SCHEDULE

Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

Purchase Amount:	Shares Held:	Contingent Deferred Sales Charge:
Under $2 million	4 years or less	1.00%
$2 million but less than $5 million	2 years or less	0.50%
$ 5 million or greater	1 year or less	0.25%

(C)      REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

•
Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class R Shares, made or held by (or on behalf of) the investor, the investor’s spouse, and the investor’s children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and

•	Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

(D)      WAIVER OF SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

•	within 120 days of redeeming Shares of an equal or greater amount;
•	through a financial intermediary that did not receive a dealer reallowance on the purchase;
•	by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;
•	with reinvested dividends or capital gains;
•
by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

•	pursuant to the exchange privilege.

(E)      WAIVER OF CDSC

Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

•	(Class F Shares of Federated Capital Income Fund Only) as a shareholder who owned Shares on September 30, 1989;
•
following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholder(s), as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

•	representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;
•	of Shares purchased within 120 days of a previous redemption of an equal or lesser amount;
•
of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

•	of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase ;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements;
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and
•
representing a total or partial distribution from a qualified plan, which would not include account transfers, rollovers, or redemptions for the purpose of reinvestment.  For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.

SCHEDULE OF FUNDS
OFFERING CLASS F SHARES

The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee

Federated Equity Income Fund, Inc	0.25%

Federated Fixed Income Securities, Inc.: Federated Strategic Income Fund	0.05%

Federated Government Income Securities, Inc.	None

Federated Income Securities Trust: Federated Capital Income Fund Federated Muni and Stock Advantage Fund	0.05% None

Federated Investment Series Funds, Inc.: Federated Bond Fund	None

Federated Municipal Securities Fund, Inc.	None

Federated Municipal Securities Income Trust: Federated Municipal High Yield Advantage Fund Federated Ohio Municipal Income Fund	0.05% 0.40%

Federated World Investment Series, Inc.: Federated International High Income Fund	None

Money Market Obligations Trust: Federated Liberty U.S. Government Money Market Trust	None

TRUST SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 12/31/10)

1.           SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution arrangement for the Trust Shares will consist of sales by financial intermediaries, who, along with the principal underwriter, may receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Trust Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Trust Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	None
12b-1 Fee	Up to 25 basis points (0.25%) of the average daily net asset value
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Trust Shares as described in Section 3 of the Multiple Class Plan

2.           CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Trust Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:

Trust Shares may be exchanged for Trust Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Federated Liberty U.S. Government Money Market Trust and Class R Shares.

SCHEDULE OF FUNDS
OFFERING TRUST SHARES

The Funds set forth on this Schedule each offer Trust Shares on the terms set forth in the Trust Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust:
Federated Government Obligations Fund	0.25%
Federated Prime Obligations Fund	0.25%
Federated Treasury Obligations Fund	0.25%

PREMIER SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 12/31/10)

1.           SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Premier Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.  In connection with this basic arrangement, Premier Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Premier Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Premier Shares as described in Section 3 of the Plan

2.           CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Premier Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:
Premier Shares may be exchanged for Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class R Shares.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

SCHEDULE OF FUNDS
OFFERING PREMIER SHARES

The Funds set forth on this Schedule each offer Premier Shares on the terms set forth in the Premier Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust: Federated Money Market Management	None

INVESTMENT SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/31/10)

1.           SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided.  In connection with this basic arrangement, Investment Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Investment Shares
Sales Load	None
Contingent Deferred Sales Charge (“CDSC”)	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Investment Shares as described in Section 3 of the Plan

2.           CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Rights:
Investment Shares may be exchanged for Investment Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Federated Liberty U.S. Government Money Market Trust and Class R Shares.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

SCHEDULE OF FUNDS
OFFERING INVESTMENT SHARES

The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan.

Multiple Class Company	Series

Edward Jones Money Market Fund

Money Market Obligations Trust	Tax-Free Money Market Fund

INSTITUTIONAL SERVICE SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/31/10)

1.           SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of

(i)	with respect to money market funds, sales and shareholder servicing by financial intermediaries; and

(ii)	with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”);

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•
A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	An investor (including a natural person) who owned Shares as of December 31, 2008;
•
Without regard to the initial investment minimum, an investor who acquired Institutional Service Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and

•
Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.  In connection with this basic arrangement, Institutional Service Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Institutional Service Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Institutional Service Shares as described in Section 3 of the Plan

2.	2.Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privileges:
Institutional Service Shares may be exchanged for Institutional Service Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Federated Liberty U.S. Government Money Market Trust and Class R Shares.  Institutional Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

SCHEDULE OF FUNDS

OFFERING INSTITUTIONAL SERVICE SHARES

The Funds set forth on this Schedule each offer Institutional Service Shares on the terms set forth in the Institutional Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Federated Adjustable Rate Securities Fund	0.25%

Federated GNMA Trust	0.05%

Federated Income Securities Trust:
Federated Intermediate Corporate Bond Fund	0.25%
Federated Short-Term Income Fund	0.15%

Federated Income Trust	0.05%

Federated Index Trust	0.30%
Federated Max-Cap Index Fund

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund	0.05%
Federated Intermediate Government/Corporate Fund	0.05%

Federated Intermediate Government Fund, Inc.	0.25%

Federated MDT Stock Trust	None

Federated Short-Intermediate Duration Municipal Trust	0.25%

Federated Total Return Government Bond Fund	0.25%

Federated Total Return Series, Inc.:
Federated Mortgage Fund	0.25%
Federated Total Return Bond Fund	0.25%
Federated Ultrashort Bond Fund	0.25%

Federated U.S. Government Securities Fund: 1-3 Years	0.25%

Federated U.S. Government Securities Fund: 2-5 Years	0.05%

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust:
Federated Automated Cash Management Trust	None
Federated California Municipal Cash Trust	None
Federated Connecticut Municipal Cash Trust	None
Federated Government Obligations Fund	None
Federated Government Obligations Tax-Managed Fund	None
Federated Massachusetts Municipal Cash Trust	None
Federated Michigan Municipal Cash Trust	None
Federated Municipal Obligations Fund	None
Federated New Jersey Municipal Cash Trust	0.10%
Federated New York Municipal Cash Trust	0.25%
Federated Ohio Municipal Cash Trust	None
Federated Pennsylvania Municipal Cash Trust	None
Federated Prime Cash Obligations Fund	None
Federated Prime Management Obligations Fund	None
Federated Prime Obligations Fund	None
Federated Prime Value Obligations Fund	None
Federated Tax-Free Obligations Fund	None
Federated Treasury Obligations Fund	0.25%
Federated U.S. Treasury Cash Reserves	None
Federated Virginia Municipal Cash Trust	None
Tax-Free Money Market Fund	None

PROPRIETARY FUND SCHEDULE -

INSTITUTIONAL SERVICE SHARES

Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Institutional Service Shares of the Funds indicated opposite their names.  Such Institutional Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company.  In addition, indicated Institutional Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company.  In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.  Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

Multiple Class Series/Company	Non-Plan Investment Companies

Money Market Obligations Trust - Federated Automated Cash Management Trust	WesMark Funds

INSTITUTIONAL CAPITAL SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 12/31/10)

1.           SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Capital Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided.  In connection with this basic arrangement, Institutional Capital Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Institutional Capital Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Institutional Capital Shares as described in Section 3 of the Plan

2.           CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Capital Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privileges:
Institutional Capital Shares may be exchanged for Institutional Capital Shares of any other Federated fund or share class that does not have a stated sales charge or a contingent deferred sales charge, except Class A Shares of Federated Liberty U.S. Government Money Market Trust and Class R Shares.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL CAPITAL SHARES

The Funds set forth on this Schedule each offer Institutional Capital Shares on the terms set forth in the Institutional Capital Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series

Money Market Obligations Trust
Federated California Municipal Cash Trust
Federated Government Obligations Fund
Federated Municipal Obligations Fund
Federated Prime Cash Obligations Fund
Federated Prime Management Obligations Fund
Federated Prime Value Obligations Fund
Federated Treasury Obligations Fund

EAGLE SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 12/31/10)

1.           SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Eagle Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.  In connection with this basic arrangement, Eagle Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Eagle Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Eagle Shares as described in Section 3 of the Plan

2.           CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Eagle Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:
Eagle Shares may be exchanged for Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class R Shares.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

SCHEDULE OF FUNDS
OFFERING EAGLE SHARES

The Funds set forth on this Schedule each offer Eagle Shares on the terms set forth in the Eagle Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.
Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust: Federated Money Market Management	None

CASH SERIES SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 12/31/10)

1.           SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided.  In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Cash Series Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Cash Series Shares as described in Section 3 of the Plan

2.           CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privileges:
Cash Series Shares may be exchanged for Cash Series Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Federated Liberty U.S. Government Money Market Trust and Class R Shares.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

SCHEDULE OF FUNDS
OFFERING CASH SERIES SHARES

The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

Multiple Class Company	12b-1 Fee

Money Market Obligations Trust:
Federated California Municipal Cash Trust	0.60%
Federated Connecticut Municipal Cash Trust	0.60%
Federated Florida Municipal Cash Trust	0.60%
Federated Massachusetts Municipal Cash Trust	0.60%
Federated Minnesota Municipal Cash Trust	0.50%
Federated New Jersey Municipal Cash Trust	0.60%
Federated New York Municipal Cash Trust	0.60%
Federated Pennsylvania Municipal Cash Trust	0.40%
Federated Virginia Municipal Cash Trust	0.60%

CASH II SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN

(Revised 12/31/10)

3.	1.Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided.  In connection with this basic arrangement, Cash II Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Cash II Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Cash II Shares as described in Section 3 of the Plan

4.	2.Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:
Cash II Shares may be exchanged for Cash II Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Federated Liberty U.S. Government Money Market Trust and Class R Shares.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

SCHEDULE OF FUNDS

OFFERING CASH II SHARES

The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust:
Federated Automated Cash Management Trust	0.25%
Federated California Municipal Cash Trust	0.20%
Federated Florida Municipal Cash Trust	0.25%
Federated New York Municipal Cash Trust	0.25%
Federated Ohio Municipal Cash Trust	0.30%